EXHIBIT 24

                               POWERS OF ATTORNEY

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 31, 1998, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                       /s/ H. Brewster Atwater, Jr.
                                       -----------------------------------------
                                       H. Brewster Atwater, Jr.

Date: August 18, 1998

                                                              EXHIBIT 24 (CON'T)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 31, 1998, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                       /s/ Daniel B. Burke
                                       -----------------------------------------
                                       Daniel B. Burke

Date: August 11, 1998

                                                              EXHIBIT 24 (CON'T)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 31, 1998, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                       /s/ Betty Southard Murphy
                                       -----------------------------------------
                                       Betty Southard Murphy

Date: August 10, 1998

                                                              EXHIBIT 24 (CON'T)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 31, 1998, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                       /s/ Jack A. Smith
                                       -----------------------------------------
                                       Jack A. Smith

Date: August 10, 1998

                                                              EXHIBIT 24 (CON'T)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 31, 1998, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                       /s/ Michael D. Rose
                                       -----------------------------------------
                                       Michael D. Rose

Date: August 10, 1998

                                                              EXHIBIT 24 (CON'T)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 31, 1998, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                       /s/ Odie C. Donald
                                       -----------------------------------------
                                       Odie C. Donald

Date: August 10, 1998

                                                              EXHIBIT 24 (CON'T)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 31, 1998, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                       /s/ Bradley D. Blum
                                       -----------------------------------------
                                       Bradley D. Blum

Date: August 14, 1998

                                                              EXHIBIT 24 (CON'T)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 31, 1998, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                       /s/ Richard E. Rivera
                                       -----------------------------------------
                                       Richard E. Rivera

Date: August 10, 1998

                                                              EXHIBIT 24 (CON'T)

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints C.L. Whitehill, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 31, 1998, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                       /s/ Blaine Sweatt
                                       -----------------------------------------
                                       Blaine Sweatt

Date: August 12, 1998